Exhibit 99.1

AMERGENT HOSPITALITY GROUP INC.

2021 INDUCEMENT PLAN

(as adopted by the Board of Directors on July 8, 2021)

SECTION 1. INTRODUCTION

1.1 Establishment. The purpose of this Amergent Hospitality Group Inc. 2021 Inducement Plan (the “Plan”) is to advance the interests of Amergent Hospitality Group Inc., a Delaware corporation, and its Subsidiaries (hereinafter collectively “Amergent” or the “Company”), by allowing the Company to secure and retain the services of Participant(s).

1.2 Purpose. The purpose of this Plan is to promote the best interest of the Company, and its stockholders by providing a means of non-cash remuneration to induce Participants who contribute most to the operating progress and earning power of the Company to continue in their positions with the Company.

SECTION 2. DEFINITIONS

The following definitions shall be applicable to the terms used in this Plan:

2.1 “Affiliated Corporation” means any corporation that is now or shall be during the term of this Plan either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code;

2.2 “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.3 “Committee” means the compensation committee of the board of directors.

2.4 “Common Stock” means the Company’s common stock with par value $.0001.

2.5 “Company” means Amergent Hospitality Group Inc., a Delaware corporation, and any subsidiary or Affiliated Corporation.

2.6 “Effective Date” means the effective date of this Plan, as set forth in Section 17 hereof.

2.7 “Participant” means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive an Option or Stock Award hereunder; provided however Frederick L. Glick is the only participant in this Plan.

2.8 “Option” means the grant to a Participant of a right to acquire shares of Common Stock.

2.9 “Plan” means this Stock Plan, dated July 8, 2021.

2.10 “Stock Award” means the grant to a Participant of shares of Common Stock issuable directly under this Plan rather than upon exercise of an Option.

Wherever appropriate, words used in this Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3. ADOPTION AND ADMINISTRATION OF THIS PLAN.

Upon adoption by the Company’s board of directors, this Plan became effective as of April 26, 2019. In the absence of contrary action by the board of directors, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Participants, any action taken by the Committee or by the board of directors with respect to the implementation, interpretation or administration of this Plan shall be final, conclusive and binding.

SECTION 4. ELIGIBILITY AND AWARDS

The Committee shall determine at any time and from time to time after the effective date of this Plan: (i) the Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to an Option; (iii) the price per share at which each Option may be exercised, in cash or cancellation of fees for services for which the Company is liable, if applicable, or the value per share if a direct issue of stock pursuant to a Stock Award; and (iv) the terms on which each Option may be granted. Such determination may from time to time be amended or altered at the sole discretion of the Committee. Notwithstanding the provisions of Section 3 hereof, no such determination by the Committee shall be final, conclusive and binding upon the Company unless and until the board of directors has approved the same; provided, however, that if the Committee is composed of a majority of the persons then comprising the board of directors of the Company, such approval by the board of directors shall not be necessary.

SECTION 5. GRANT OF OPTION OR STOCK AWARD

Subject to the terms and provisions of this Plan, the terms and conditions under which an Option or Stock Award may be granted to a Participant shall be set forth in a written agreement (i.e., a Consulting Agreement, Services Agreement, Fee Agreement, or Employment Agreement) and, if an Option, a written Grant of Option in the form attached hereto as Exhibit A (which may contain such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine).

The Committee may grant an unrestricted Stock Award under the Plan. An unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

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SECTION 6. TOTAL NUMBER OF SHARES OF COMMON STOCK

The total number of shares of Common Stock reserved for issuance by the Company either directly Stock Awards or underlying Options granted under this Plan shall not be more than Four Hundred Fifty Thousand (450,000). Such Common Stock may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7. COST BASIS AND PURCHASE PRICE OF SHARES OF COMMON STOCK

The negotiated cost basis of stock issued directly as a Stock Award or the exercise price for each Option to purchase shares of Common Stock shall be as determined by the Committee, it being understood that the price so determined by the Committee may vary from one Participant to another. In computing the negotiated direct issue price as a Stock Award or the Option exercise price per share of Common Stock, the Committee shall take into consideration, among other factors, the restrictions set forth in Section 11 hereof.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS

The Committee shall determine the terms and conditions of each Option granted to Participants, which terms shall be set forth in writing. The terms and conditions so set by the Committee may vary from one Participant to another. In the event that all the Committee approves an Option permitting deferred payments, the Participant’s obligation to pay for such Common Stock may be evidenced by a promissory note executed by such Participant and containing such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine.

SECTION 9. DELIVERY OF SHARES OF COMMON STOCK

The Company shall deliver to each Participant such number of shares of Common Stock as such Participant is entitled to receive pursuant to a Stock Award or elects to purchase upon exercise of the Option. Such shares, which shall be fully paid and nonassessable upon the issuance thereof (unless a portion or all of the purchase price shall be paid on a deferred basis) shall be represented by a certificate or certificates registered in the name of the Participant and stamped with an appropriate legend referring to the restrictions thereon, if any. Subject to the terms and provisions of the Delaware General Corporation Law and the written agreement to which he is a party, an Participant shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect thereto (except to the extent such Participant defaults under a promissory note, if any, evidencing the deferred purchase price for such shares), provided that such shares shall be subject to the restrictions hereinafter set forth.

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SECTION 10. RIGHTS OF EMPLOYEES; PARTICIPANTS

10.1 Employment. Nothing contained in this Plan or in any Option or Stock Award granted under this Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option or Stock Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

10.2 Non-transferability. No right or interest of any Participant an Option or Stock Award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. However, the board of directors may, in its sole discretion, permit transfers to family members if and to the extent such transfers are permissible under applicable securities laws. In the event of a Participant’s death, a Participant’s rights and interest in an Option or Stock Award shall be transferable by testamentary will or the laws of descent and distribution, and delivery of any shares of Common Stock due under this Plan shall be made to, and exercise of any Options may be made by, the Participant’s legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to this Plan is unable to care for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

SECTION 11. GENERAL RESTRICTIONS

11.1 Investment Representations. The Company may require any person to whom an Option or Stock Award is granted, as a condition of exercising such Option, or receiving such Stock Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Option or Stock Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

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11.2 Restrictions on Transfer of Common Stock. The shares of Common Stock issuable directly as a Stock Award or upon exercise of an Option may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement or pursuant to an exemption from registration, the availability of which is to be established to the satisfaction of the Company, and any certificates representing shares of Common Stock will bear a legend to that effect. However, the Company may, in the sole discretion of the board of directors, register with the Securities and Exchange Commission some or all of the shares of Common Stock reserved for issuance under this Plan. Special resale restrictions may, however, continue to apply to officers, directors, control shareholders and affiliates of the Company and such persons will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

11.3 Compliance with Securities Laws. Each Option or Stock Award shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Option or Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option or Stock Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

SECTION 12. COMPLIANCE WITH TAX REQUIREMENTS

Each Participant shall be liable for payment of all applicable federal, state and local income taxes incurred as a result of the receipt of a Stock Award or an Option, the exercise of an Option, and the sale of any shares of Common Stock received pursuant to a Stock Award or upon exercise of an Option. The Company may be required, pursuant to applicable tax regulations, to withhold taxes for a Participant, in which case the Company’s obligations to deliver shares of Common Stock upon the exercise of any Option granted under this Plan or pursuant to any Stock Award, shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other income tax withholding requirements.

SECTION 13. PLAN BINDING UPON ASSIGNS OR TRANSFEREES

In the event that, at any time or from time to time, any Option or Stock Award is assigned or transferred to any party (other than the Company) pursuant to the provisions of Section 10.2 hereof, such party shall take such Option or Stock Award pursuant to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such interest, such party shall agree (for and on behalf of himself or itself, his or its legal representatives and his or its transferees and assigns) in writing to be bound by all provisions of this Plan.

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SECTION 14. COSTS AND EXPENSES

All costs and expenses with respect to the adoption, implementation, interpretation and administration of this Plan shall be borne by the Company.

SECTION 15. CHANGES IN CAPITALIZATION AND CERTAIN OTHER EVENTS

(a)	Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the number and class of securities and exercise price per share of this option shall be equitably adjusted by the Company (or substitute options may be granted, if applicable) in the manner determined by the Committee. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then the Participant, if he exercises this option between the record date and the distribution date for such stock dividend, shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)	Reorganization Events. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(c)	Consequences of a Reorganization Event.

(1)	In connection with a Reorganization Event, the board of directors may take any one or more of the following actions with respect to this option (or any portion thereof) on such terms as the board of directors determines (except to the extent specifically provided otherwise in another agreement between the Company and the Participant): (i) provide that this option shall be assumed, or a substantially equivalent option shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to the Participant with respect to this option equal to (A) the number of shares of Common Stock subject to the vested portion of this option (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise price of this option and any applicable tax withholdings, in exchange for the termination of this option, (v) provide that, in connection with a liquidation or dissolution of the Company, this option shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price hereof and any applicable tax withholdings) and (vi) any combination of the foregoing.

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(2)	For purposes of Section 6(c)(1)(i), this option shall be considered assumed if, following consummation of the Reorganization Event, this option confers the right to purchase, for each share of Common Stock subject to this option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of this option to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the board of directors determined to be equivalent in value (as of the date of such determination or another date specified by the board of directors) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

SECTION 16. PLAN AMENDMENT, MODIFICATION AND TERMINATION

The board of directors, upon recommendation of the Committee or at its own initiative, at any time may terminate and at any time and from time to time and in any respect, may amend or modify this Plan, including:

(a)	Increase the total amount of Common Stock that may be awarded under this Plan, except as provided in Section 15 of this Plan;

(b)	Change the classes of persons from which Participants may be selected or materially modify the requirements as to eligibility for participation in this Plan;

(c)	Increase the benefits accruing to Participants; or

(d)	Extend the duration of this Plan.

Any Option or other Stock Award granted to a Participant prior to the date this Plan is amended, modified or terminated will remain in effect according to its terms unless otherwise agreed upon by the Participant; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 11 or Section 15. The termination or any modification or amendment of this Plan shall not, without the consent of a Participant, affect his rights under Option or other Stock Award previously granted to him.

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SECTION 17. EFFECTIVE DATE OF THIS PLAN

17.1 Effective Date. This Plan is effective as of July 8, 2021, the date it was adopted by the board of directors of the Company.

17.2 Duration of this Plan. This Plan shall terminate at midnight on July 8, 2026, and may be extended thereafter or terminated prior thereto by action of the board of directors; and no Option or Stock Award shall be granted after such termination. Options and Stock Awards outstanding at the time of this Plan’s termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

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SECTION 18. BURDEN AND BENEFIT

The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives.

Dated as of the 8th day of July, 2021.

AMERGENT HOSPITALITY GROUP, INC.

By:
Michael D. Pruitt, CEO

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EXHIBIT A

FORM OF

GRANT OF OPTION PURSUANT TO THE AMERGENT HOSPITALITY GROUP INC.

2021 INDUCEMENT PLAN

Amergent Hospitality Group Inc., a Delaware corporation (the “Company”), hereby grants to _________________________ (“Optionee”) an Option to purchase ___________ shares of common stock, no par value (the “Shares”) of the Company at the purchase price of $______ per share (the “Purchase Price”), in accordance with and subject to the terms and conditions of the 2021 Inducement Plan (the “Plan”).

The Grant of Option evidenced by this agreement is material to the Participant’s continued employment with the Company. This Grant of Option is further subject to the terms and conditions of that certain Employment Agreement by and between the Optionee and the Company (“Employment Agreement”).

This option is exercisable in whole or in part, and upon payment in cash or cancellation of fees, or other form of payment acceptable to the Company, to the principal place of business of the Company in Charlotte North Carolina. This Grant of Option supersedes and replaces any prior notice of option grant, description of vesting terms or similar documents previously delivered to Optionee for options granted on the date stated below.

This Grant of Option may terminate with respect to any portion of this Grant of Option that has not vested pursuant to the terms and conditions of the Employment Agreement. Subject to the foregoing, vested options must be exercised no later than the Expiration Date, set forth below.

Subject to the preceding paragraph, this Grant of Option, or any portion hereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than ____________________________ (the “Expiration Date”) by (i) notice in writing, signed by Optionee; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Plan. Any portion of this Grant of Option that is not exercised on or before the Expiration Date shall lapse. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is received by the Company.

This Option shall be considered validly exercised once payment therefor has cleared the banking system or the Company has issued a credit memo for services in the appropriate amount, or receives a duly executed acceptable promissory note, if the Option is granted with deferred payment, and the Company has received written notice of such exercise. If payment is not received within two business days after the date the notice is received, the Company may deem the notice to be invalid.

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If Optionee fails to exercise this Option in accordance with this Grant of Option, then this Grant of Option shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

This Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Delaware, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the Mecklenburg County, State of North Carolina.

The shares of common stock issuable upon exercise of the Option (the “Underlying Shares”) may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

This Grant of Option relates to options granted on ____________________, 2021.

AMERGENT HOSPITALIT Y GROUP INC.

NOT FOR EXECUTION

By:___________________________

OPTIONEE:

NOT FOR EXECUTION

___________________________

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GRANT OF OPTION PURSUANT TO THE AMERGENT HOSPITALITY GROUP INC.

STOCK PLAN

OPTIONEE:

OPTIONS GRANTED:

PURCHASE PRICE: $______ per Share DATE

OF GRANT:

EXERCISE PERIOD: __________________ to __________________

VESTING SCHEDULE:

OPTION ON DATE

#SHARES  VESTED (ASSUMING CONTINUED EMPLOYMENT, ETC.)

EXERCISED TO DATE: ________________, INCLUDING THIS EXERCISE

BALANCE TO BE EXERCISED: _______________

NOTICE OF EXERCISE

(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO: Amergent Hospitality Group Inc. (“Optionor”)

The undersigned, the holder of the Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, _____________ shares of the Common Stock of Amergent Hospitality Group Inc., and herewith makes payment of _________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of _______________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Notice of Exercise of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Stock Plan, be delivered to Optionor when and as appropriate.

OPTIONEE:

NOT FOR EXECUTION
Dated:

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